                                                                 Exhibit 10.2(c)

                                AMENDMENT NO. 2
                                      TO
                          ATLANTIC RICHFIELD COMPANY
                            EXECUTIVE DEFERRAL PLAN
                          ___________________________

Pursuant to the power of amendment reserved therein, the following amendment is hereby made to the Atlantic Richfield Company Executive Deferral Plan (the "Plan") effective as of February 28, 1994.

1.   Article I, Section 1.1 of the Plan is amended to read as follows:

     "1.1   This Plan is intended to provide the opportunity for eligible
     Employees to accumulate supplemental funds through the deferral of portions of their regular salary, Annual Incentive Plan awards, Special Incentive Plan awards and Executive Supplementary Savings Plan benefits for retirement or special needs prior to retirement."

2.   Article I, Section 3.3 of the Plan is amended to read as follows:

     "3.2   Awards   means cash awards made under the Atlantic Richfield Company
     Annual Incentive Plan and the Atlantic Richfield Special Incentive Plan".

     Executed this 1st day of June, 1995.
                   ---        ----

ATTEST                                 ATLANTIC RICHFIELD COMPANY


BY: /s/ Armineh Simonian               BY: /s/ JOHN H. KELLY
    --------------------                   ---------------------
                                               John H. Kelly
                                               Vice President
                                               Human Resources